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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 21, 1996, in the Prospectus of Homestead Village Properties Incorporated that is made a part of the Registration Statement (Form S-4) of Homestead Village Properties Incorporated dated May 24, 1996.

                                          Ernst & Young LLP

Dallas, Texas
May 24, 1996